UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2020, Generex Biotechnology Corporation (“Generex”) entered into a Note Settlement Agreement (the “Agreement”) with Iliad Research and Trading, L.P., (“Iliad”) regarding the Securities Purchase Agreement and Convertible Promissory Note in the original principal amount of $872,500 and related documents dated September 11, 2019 (collectively the “Transaction Documents”). Based on expected compliance with the terms of the Agreement, the Agreement will resolve any disputes related to the Transaction Documents and will result in dismissal of all pending legal actions related to Iliad, including lawsuits and arbitrations with prejudice.

This Current Report contains summaries of the material terms of the Agreement. The summary of the Agreement contained in this Current Report is subject to, and is qualified in its entirety by, reference to the Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item are incorporated by reference to the Exhibit Index filed with this report.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2020

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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Exhibit Index

Exhibit No.	Description
10.1	Note Settlement Agreement by and between Generex Biotechnology Corporation and Iliad Research and Trading, L.P., July 31, 2020

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EXECUTION COPY

NOTE SETTLEMENT AGREEMENT

This Note Settlement Agreement (this “Agreement”) is entered into as of July 31, 2020 (the “Effective Date”) by and between Iliad Research and Trading, L.P., a Utah limited partnership (“Lender”), and Generex Biotechnology Corporation, a Delaware corporation (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Note (defined below). Each of Borrower and Lender is sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

A.  Borrower previously sold and issued to Lender that certain Convertible Promissory Note dated September 11, 2019 in the original principal amount of $872,500.00 (the “Note”) pursuant to that certain Securities Purchase Agreement dated September 11, 2019 by and between Lender and Borrower (the “Purchase Agreement,” and together with the Note and all other documents entered into in conjunction therewith, the “Transaction Documents”).

B.  As a result of the alleged occurrence of certain defaults under the Transaction Documents as set forth more fully in the Lawsuit (as defined below), Lender filed a lawsuit against Borrower in the Third Judicial District Court of Salt Lake County, State of Utah, Case No. 200903161 (the “Lawsuit”) and initiated arbitration against Borrower by delivering an Arbitration Notice pursuant to Section 8.1 and Exhibit E of the Purchase Agreement (the “Arbitration”).

C. In connection with the Arbitration, the arbitrator entered a preliminary injunctionw ith respect to Borrower’s Common Stock (the “Injunction”).

D.  Lender and Borrower now desire to settle any dispute related to the Transaction Documents on the terms and conditions set forth herein and to dismiss the Lawsuit and the Arbitration with prejudice.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2.  Note Conversion. Together with its execution of this Agreement, Lender has delivered to Borrower a Conversion Notice pursuant to the terms of the Note, a copy of which is attached hereto as Exhibit A (the “Conversion Notice”). By its execution below, Borrower acknowledges its receipt of the Conversion Notice as of the date of this Agreement. Pursuant to the Conversion Notice, Borrower is required, and hereby agrees, to issue to Lender 3,499,415 Conversion Shares in accordance with and in the manner and within the timeframes prescribed in Section 8 of the Note (the “Shares”). For the avoidance of doubt, in order for the Shares to be deemed to have been delivered to Lender, (a) all of the Shares or certificate(s) representing the Shares must have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) all of the Shares must be held in the name of the clearing firm servicing Lender’s brokerage firm and must have been deposited into such clearing firm’s account for the benefit of Lender.

3.  Final Settlement; Payment in Full. Final settlement of this Agreement (“Final Settlement”) (and thereby, the Transaction Documents) shall immediately occur once the Shares have been delivered to Lender. Upon Final Settlement, Borrower shall be deemed to have paid the entire Outstanding Balance (as defined in the Note) of the Note in full, Borrower shall have no further obligations under the Note, the Transaction Documents will terminate and shall be deemed to be of no further force or effect, and the Parties shall be released from all obligations, definitions, representations and commitments therein. Subject to and conditioned on Lender’s receipt of the Shares, the Parties further acknowledge and agree that by executing this Agreement, all Parties forever release any and all claims or counterclaims against the other Party to this Agreement arising at any time in the unlimited past, to and including the date of this Agreement, including, but without limiting the generality of the foregoing, any and all matters arising out of or in any whatsoever connected to the Lawsuit or Arbitration, whether or not pleaded in the Lawsuit or Arbitration.

4.  Dismissal of Lawsuit and Arbitration. The Parties agree to jointly move to dismiss the Lawsuit and the Arbitration with prejudice within five (5) Trading Days (as defined in the Note) of Lender’s receipt of the Shares. The Parties agree that the Injunction will be terminated and of no further force or effect as part of the dismissal of the Lawsuit and Arbitration; provided, however, that promptly following its receipt of the Shares, Lender agrees to exercise its best efforts to cause the Injunction to be terminated immediately (Borrower acknowledges that such termination is subject to the arbitrator’s response time to such filings).

5.  Failure to Comply. Should Borrower fail to comply with any of the conditions set forth herein, including without limitation failing to deliver the Shares when due, all accommodations given herein shall immediately and automatically be deemed withdrawn and each Party shall be entitled to all remedies available to it at law, in equity or as otherwise set forth in this Agreement, including without limitation, filing a new lawsuit to enforce the terms of this Agreement and/or continuing the Lawsuit and the Arbitration and enforcing the Injunction.

6.  Representations, Warranties and Agreements. In order to induce both Parties to enter into this Agreement, each Party, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

6.1.  Authority. Each Party has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

6.2.  No Waiver. Any Event of Default which may have occurred under the Note has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise except upon full satisfaction of Borrower’s obligations under this Agreement. The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any other existing or future default.

6.3.  Accurate Representations. All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Each Party acknowledges and agrees that other Party has been induced in part to enter into this Agreement based upon each Party’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement. There is no fact known to each Party or which should be known to each Party which each Party has not disclosed to the other Party on or prior to the date hereof which would or could materially and adversely affect the understandings of each Party expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

6.4.  Voluntary Agreement. Each party hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by each respective Party (or had the opportunity to be represented by counsel). Each Party further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

6.5.  No Statutes. There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on either Party, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

6.6.  Solvent. Each party is solvent as of the date of this Agreement, and none of the terms or provisions of this Agreement shall have the effect of rendering either Party insolvent. The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

7.  Certain Acknowledgments. Each of the Parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with this Agreement.

8.  No Admission. The Parties hereto understand and acknowledge that this is a compromise, settlement and mutual release without any admission of liability or error or bad faith on the part of any Party or any of its agents, prior or present attorneys, predecessors, successors, assigns, subsidiaries, divisions, alter egos, affiliated corporations and related entities, and their past or present officers, directors, partners, employees, agents and any or all of them.

9. Miscellaneous.

9.1.  Further Assurances. At any time or from time to time after the Effective Date, at the request of a Party, and without further consideration, each of the Parties shall execute and deliver, or shall cause its respective affiliate(s) to execute and deliver, such other agreements, instruments, certifications or other documents as may be necessary or desirable to effectuate the transactions and fulfill its obligations under this Agreement.

9.2.  Arbitration. By its execution of this Agreement, each Party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement and the parties agree to submit all Claims (as defined in the Purchase Agreement) arising under this Agreement or any Transaction Document or other agreement between the parties and their affiliates to binding arbitration pursuant to the Arbitration Provisions.

9.3.  Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each Party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to this Agreement or any Transaction Document or the relationship of the Parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the Parties obligations to resolve disputes hereunder or under any Transaction Document pursuant to the Arbitration Provisions, each Party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all Claims in respect of the proceeding may only be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each Party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth in the Purchase Agreement, such service to become effective ten

(10)  days after such mailing. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9.4.  Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

9.5.  Successors. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

9.6.  Entire Agreement. This Agreement, together with all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

9.7.  Amendments; Waiver. This Agreement may be amended, modified, or supplemented only by written agreement of the Parties. No provision of this Agreement may be waived except in writing signed by the Party against whom such waiver is sought to be enforced.

9.8.  Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the Parties agree that the Party who is awarded the most money (without regard to any fines, penalties, or charges imposed by any governmental or regulatory authority) shall be deemed the prevailing Party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing Party in connection with the dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

9.9.  Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

9.10.  Acknowledgement. By executing this Agreement, each of the Parties evidences that it carefully read and fully understands all of the provisions of this Agreement.

9.11.  No Reliance. Each Party acknowledges and agrees that neither Party nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to the other Party or any of its agents, representatives, officers, directors, stockholders, or employees except as expressly set forth in this Agreement and, in making its decision to enter into the transactions contemplated by this Agreement, neither Party is relying on any representation, warranty, covenant or promise of the other Party or its officers, directors, members, managers, agents or representatives other than as set forth in this Agreement.

9.12.  Conflict Between Documents. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

9.13.  Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

9.14.  Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

LENDER:

ILIAD RESEARCH AND TRADING, L.P.

By: Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

By: /s/ John M. Fife

John M. Fife, President

BORROWER:

GENEREX BIOTECHNOLOGY CORPORATION

By:/s/ Joe Moscato

Name: Joe Moscato

Title: President and CEO

[Signature Page to Note Settlement Agreement]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

LENDER:

ILIAD RESEARCH AND TRADING, L.P.

By: Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

By: /s/ John Fife

John M. Fife, President

BORROWER:

GENEREX BIOTECHNOLOGY CORPORATION

By: /s/ Joe Moscato

Name: Joe Moscato

Title: President and CEO

[Signature Page to Note Settlement Agreement]

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EXHIBIT A

CONVERSION NOTICE

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EXHIBIT A

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

Generex Biotechnology Corporation	Date: July 30, 2020
Attn: Joseph Moscato Jr.
10101 USA Today Way
Miramar, Florida 33025

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to Generex Biotechnology Corporation, a Delaware corporation (the “Borrower”), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on September 6, 2019 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of Conversion: July 30, 2020
B.	Conversion #: 2
C.	Conversion Amount: $1,459,675.78
D.	Conversion Price: $0.41712
E.	Conversion Shares: 3,499,415 (C divided by D)
F.	Remaining Outstanding Balance of Note: $0.00 *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Conversion Notice and such Transaction Documents.

Please transfer the Conversion Shares electronically (via DWAC) to the following account:

Broker: Vision financial Markets LLC	Address:	Attn: Randy Jones
DTC# 0595		120 Long Ridge Road, 3 North
Account # 20106709		Stamford, CT 06902
Account Name: Illiad Research and Trading, L.P.

To the extent the Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to the address immediately above.

[Signature Page Follows]

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Sincerely, Lender:

ILIAD RESEARCH AND TRADING, L.P.

By: Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

By: /s/ John M. Fife

John M. Fife, President

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GNBT Conversion #2

	Date	Closing Price

1	7/29/2020	0.5214*
2	7/28/2020	0.5368
3	7/27/2020	0.56
4	7/24/2020	0.5749
5	7/23/2020	05856
6	7/22/2020	0.6106
7	7/21/2020	0.582
8	7/20/2020	0.61
9	7/17/2020	0.5733
10	7/16/2020	0.58
11	7/15/2020	0.58
12	7/14/2020	0.57
13	7/13/2020	0.595
14	7/10/2020	0.62
15	7/9/2020	0.62
16	7/8/2020	0.595
17	7/7/2020	0.5815
18	7/6/2020	0.5883
19	7/2/2020	0.5985
20	7/1/2020	0.625

	Lowest Closing Trade Price:	$0.521400
	Conversion Factor:	80%
	Conversion Price:	$0.417120

	Conversion Amount	$1,459,675.78

	Lender Conversion Shares	3,499,415